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                                                                 Exhibit 10.12.1

                                 ADDENDUM NO. 1
                                       TO
                    DEVELOPMENT SERVICES/CONSULTING AGREEMENT

     This ADDENDUM (the "Addendum") is entered into as of April 30, 2003 and supplements and modifies the Development Services/Consulting Agreement dated December 30, 2002 (the "Agreement") between Oregon Trail Ethanol Coalition, L.L.C., a Nebraska limited liability company of Davenport, Nebraska (hereinafter "Oregon Trail Ethanol Coalition"), and GreenWay Consulting, LLC, a Minnesota limited liability company of Morris, Minnesota (hereinafter "GreenWay"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement. For the purposes of this Addendum, to the extent any of the provisions of this Addendum are inconsistent with the terms and conditions of the Agreement, the terms and conditions of this Addendum will prevail. In all other respects, the terms and conditions of the Agreement shall remain in full force and effect and shall be applicable to this Addendum and the parties hereto. The Company and Northland Securities agree as follows:

     1. Term of the Agreement. Section 4 of the Agreement should be deleted in its entirety and the following substituted in lieu thereof:

     Section 4 - Term of Agreement; Termination. The term of this Agreement shall begin on the date of execution set forth above and shall have an expiration date nine (9) months after Successful Commissioning (as defined above) of the plant. Oregon Trail Ethanol Coalition and GreenWay as the non-defaulting party each shall retain the right to terminate this Agreement if either party fails to perform ("defaults") under the terms of this contract and attachments, including but not limited to meeting major milestones in development by their completion dates in Schedule 2 below. All expenses under Section 3 shall be paid through termination of this Agreement. Termination of this Agreement by Oregon Trail Ethanol Coalition prior to Financial Close but after meeting Milestone 1 in Schedule 2 below, followed by a Financial Close will result in Oregon Trail Ethanol Coalition paying GreenWay a termination fee equal to the Phase I fee shown in
     Schedule 1 above. To terminate this Agreement, the non-defaulting party must notify the defaulting party in writing describing the cause of default and pay any uncontested amounts that are due through the date of the notice.

     Schedule 2 - MILESTONES AND COMPLETION DATES

                                            COMPLETION
                MILESTONE                      DATE              FAILURE
          -----------------------------   -------------   ---------------------
     1.   Raising the Minimum             July 1, 2003    Oregon Trail Ethanol
          Subscription Amount Under the                   Coalition or GreenWay
          Registration Statement                          may terminate

     2.   Financial Close                 July 31, 2003   Oregon Trail Ethanol
                                                          Coalition or GreenWay
                                                          may terminate

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     2. Counterparts. This Addendum may be executed in counterparts, each of which will be deemed an original, but all or which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned parties have executed this Addendum the date and year first above written and each party agrees it has read and understands all the terms of this Addendum.

                     Oregon Trail Ethanol Coalition, L.L.C.


                      By:   /s/ Mark L. Jagels          (signature)
                          ------------------------------
                                Mark L. Jagels                    (printed name)
                          ----------------------------------------
                          Its: Chairman of the Board
                              -----------------------------------------------


                     Greenway Consulting, LLC


                      By:  /s/ Gerald Bachmeier         (signature)
                          ------------------------------
                               Gerald Bachmeier                   (printed name)
                          ----------------------------------------
                          Its: Chief Manager
                              -----------------------------------------------